UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 20, 2005

LABOR READY, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

001-14543	91-1287341
(Commission File Number)	(I.R.S. Employer Identification No.)

1015 A Street, Tacoma Washington	98402
(Address of Principal Executive Offices)	(Zip Code)

(253) 383-9101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On April 20, 2005, the Company issued a press release (the “Press Release”) announcing that the Company will call on April 21, 2005 for the redemption of all of its outstanding 6.25% Convertible Subordinated Notes due 2007.  The aggregate principal amount of the Notes outstanding is $70 million.  A copy of the Press Release is filed herewith as Exhibit 99.1 and the contents of the Press Release are incorporated herein by this reference.

Item 9.01                                             Financial Statements and Exhibits

(c) Exhibits

99.1                           Press Release of Labor Ready, Inc. dated April 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABOR READY, INC.
(Registrant)

By:	/s/ Steven C. Cooper
Steven C. Cooper
Chief Financial Officer

Dated: April 20, 2005